November 16, 2022 Investor Briefing Exhibit 99.1

2 | © 2022 Jones Lang LaSalle IP, Inc. All rights reserved. Safe Harbor Statement This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, with respect to the future financial or business performance, strategies, or expectations of Jones Lang LaSalle Incorporated (“JLL”). Forward-looking statements are typically identified by words or phrases such as “trend,” “potential,” “opportunity,” “pipeline,” “believe,” “comfortable,” “expect,” “anticipate,” “current,” “intention,” “estimate,” “position,” “assume,” “outlook,” “continue,” “remain,” “maintain,” “sustain,” “seek,” “achieve,” and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “may,” and similar expressions. Forward-looking statements in this presentation may involve, without limitation, known and unknown risks, uncertainties, and other factors which may cause JLL’s actual results, performance, achievements, plans and objectives, to be materially different from those expressed or implied by such forward-looking statements. Important factors that could cause actual results to differ from those in our forward-looking statements include, without limitation: 1) the effect of political, economic and market conditions and geopolitical events, 2) the logistical and other challenges inherent in operating in numerous different countries, 3) the actions and initiatives of current and potential competitors, 4) the level and volatility of real estate prices, interest rates, currency values and other market indices, 5) the outcome of pending litigation, and 6) the impact of current, pending and future legislation and regulation. Any forward-looking statements speak only as of the date of this presentation, and except to the extent required by applicable securities laws, we expressly disclaim any obligation or undertaking to publicly update or revise any forward-looking statements contained herein to reflect any change in our expectations, assumptions, or results, new information or any change in events. We caution investors not to rely unduly on any forward-looking statement and urge you to carefully consider the risks described in our most recent annual report on Form 10-K, filed with the Securities and Exchange Commission. The following presentation includes a discussion of certain historical and forward-looking non-GAAP financial measures. A reconciliation of historical non-GAAP financial measures to the applicable GAAP measure can be found in the appendix and on the Investor Relations page of JLL’s website at www. ir.jll.com. Reconciliation of forward-looking non-GAAP measures to their most directly comparable GAAP measure is not available without unreasonable effort because we cannot predict the components required to provide such a reconciliation with sufficient certainty, including gross contract costs, restructuring and acquisition charges, net non-cash MSR and mortgage banking derivative activity, and other potential non-GAAP adjusting items which could be significant to our results. Such forward-looking measures we are unable to reconcile include the 2025 targets for fee revenue, adjusted EBITDA, adjusted EBITDA margin and leverage (Net debt to adjusted EBTIDA).

Agenda 3 | © 2022 Jones Lang LaSalle IP, Inc. All rights reserved. Approx. times 8:00 – 9:00 Registration & continental breakfast 9:00 – 9:05 Welcome & safe harbor statement Scott Einberger 9:05 – 9:30 A compelling growth story & investment Christian Ulbrich 9:30 – 9:50 JLL’s technology strategy – a unique accelerator Mihir Shah 9:50 – 10:05 Work Dynamics: A differentiated business positioned for growth Neil Murray 10:05 – 10:45 Panel discussion: A look across business segments Greg O’Brien, Richard Bloxam, Mark Gabbay Moderator: Karen Brennan 10:45 – 10:55 Break 10:55 – 11:25 Financial discussion & 2025 targets Karen Brennan 11:25 – 11:55 Q&A Global Executive Board 11:55 – 12:00 Closing comments Christian Ulbrich 12:00 – 1:00 Lunch & departure

Christian Ulbrich CEO A compelling growth story & investment

J L L T O D A Y A global professional services firm specializing in real estate and investment management An industry leader with global scale Fortune 250 company Origin dates back to 1760; more than 250 years of experience in the real estate industry An industry leader in all five business segments Operations in 80 countries; 328 offices globally 5.4 billion square feet of space managed Awarded Ethisphere’s “Most Ethical Company Award 15 consecutive years A global leader in building sustainability 5 | © 2022 Jones Lang LaSalle IP, Inc. All rights reserved.

Mid-term financial targets that will allow investors to track our progress What you will hear today Transparency around key growth drivers and margin expansion opportunities Insight into our technology strategy and a roadmap for the future Strong track record of performance; on track to exceed Beyond 2025 goals laid out at our 2017 Investor Day 1. Performance 2. 3. 4. Importance of Technology 5. Financial Outlook Growth & Margin Drivers Differentiation Factors How JLL is differentiated from peers 6 | © 2022 Jones Lang LaSalle IP, Inc. All rights reserved.

A G E N D A JLL is driving growth and achieving financial targets 7 | © 2022 Jones Lang LaSalle IP, Inc. All rights reserved. • Growth and margin drivers • Building on a strong platform • How JLL is differentiated • Confident for the future

Industry tailwinds provide a foundation for future growth Increased urbanization Growth in outsourcing Sustainability Tech-driven fourth industrial revolution Rising capital allocations in real estate 1 2 3 4 5 Cities house 55% of the world’s populations, going to 68% by 20501 ~70% of corporations manage Real Estate in-house Reducing carbon emissions from buildings is central to our clients' goals Transformation in building and operating Real Estate Real Estate is a core, growing asset class 1 Prospects Report - United Nations Department of Economics and Social Affairs, May 2018.8 | © 2022 Jones Lang LaSalle IP, Inc. All rights reserved.

Our Beyond Strategy has created a more agile, close-knit organization Business line performance Across the enterprise Agile global business 9 | © 2022 Jones Lang LaSalle IP, Inc. All rights reserved. One JLL Enhanced transparency Strengthened global collaboration

2025 Targets Presented in December 2017 On Track Progress Consolidated Fee Revenue growth 9%  9.6% 2016-2021 CAGR Adjusted EBITDA Margin 12-14%  18.7%1 2021 Cash from Operations $1B+  $972M 2021 Net Debt / Adjusted EBITDA 2x or below  0.2x Year end 2021 ROIC >12%  13% Year end 2021 On track to exceed consolidated 2025 financial targets presented in December 2017 10 | © 2022 Jones Lang LaSalle IP, Inc. All rights reserved. 1) Excluding Equity Earnings margin was 16.1% in 2021 Refer to appendix for definitions and reconciliations of non-GAAP financial measures

A G E N D A JLL is driving growth and achieving financial targets 11 | © 2022 Jones Lang LaSalle IP, Inc. All rights reserved. • Growth and margin drivers • Building on a strong platform • How JLL is differentiated • Confident for the future

Industry tailwinds provide a foundation for future growth Larger more concentrated target markets Workplace trends are accelerating outsourcing Technology is transforming the commercial real estate industry More capital available than institutional-grade assets 1 2 3 4 Drives MarginDrives Fee Revenue Growth Drives Fee Revenue Growth and Margin Drives Fee Revenue Growth Sustainability as a commercial opportunity 5 Drives Fee Revenue Growth 12 | © 2022 Jones Lang LaSalle IP, Inc. All rights reserved.

Source: JLL research reports …and they are turning to JLL’s best-in-class technology and data capabilities CRE technology strategy is top of mind for our clients 13 | © 2022 Jones Lang LaSalle IP, Inc. All rights reserved. 78% Indicate they will need technology partners next year to manage their workplace 99% Companies plan to incorporate CRE tech into their portfolios by 2025 Technology is transforming the commercial real estate industry 4 Drives Fee Revenue Growth and Margin

Note 1: Analysis of over 3,000 Grade A Office Buildings from 2Q 2022 90% of the built environment will need to be upgraded over the next 25 years Green buildings result in higher rental rates for clients 14 | © 2022 Jones Lang LaSalle IP, Inc. All rights reserved. Rental Premiums on Green Buildings (1) Hong Kong 7% - 28% Mumbai 7% - 20% Seoul 7% - 22% Singapore 4% - 9% Shanghai 4% - 10% Sustainability as a commercial opportunity 5 Drives Fee Revenue Growth

Industry tailwinds provide a foundation for future growth Increased urbanization Growth in outsourcing Sustainability Tech-driven fourth industrial revolution Rising capital allocations in real estate 1 2 3 4 5 Cities house 55% of the world’s populations, going to 68% by 20501 ~70% of corporations manage Real Estate in-house Reducing carbon emissions from buildings is central to our clients' goals Transformation in building and operating Real Estate Real Estate is a core, growing asset class 1 Prospects Report - United Nations Department of Economics and Social Affairs, May 2018.15 | © 2022 Jones Lang LaSalle IP, Inc. All rights reserved.

A G E N D A JLL is driving growth and achieving financial targets 16 | © 2022 Jones Lang LaSalle IP, Inc. All rights reserved. • Growth and margin drivers • Building on a strong platform • How JLL is differentiated • Confident for the future

Highly Fragmented Market JLL Differentiation Factors JLL is differentiated in a highly fragmented market Top 3 firms Rest of the industry Technology Data Industry Knowledge 17 | © 2022 Jones Lang LaSalle IP, Inc. All rights reserved.

We employ a highly selective acquisition strategy 18 | © 2022 Jones Lang LaSalle IP, Inc. All rights reserved. Highly Selective Two Key Acquisitions Tick the Boxes Enhances capital markets services and client reach through new expertise and scale Market-leading building operations platform transforming how properties are run, optimizing experiences for operators and tenants, and improving profitability across CRE portfolios July 2019 November 2021 Stringent screening process; only two material transactions in the last six years Ability to grow organically creates a high threshold for potential acquisitions Focused on acquisition that deliver faster growth and/or add an adjacent capability

• Growth and margin drivers • Building on a strong platform • How JLL is differentiated A G E N D A JLL is driving growth and achieving financial targets • Confident for the future 19 | © 2022 Jones Lang LaSalle IP, Inc. All rights reserved.

Focused on organic growth and margin expansion Utilize technology to drive productivity Leverage global shared services platform Expand product offering to existing clients Superior data and advice drives market share gains 20 | © 2022 Jones Lang LaSalle IP, Inc. All rights reserved.

Multiple secular trends driving growth History of earnings growth outpacing revenue growth Top 2 player in a globally consolidating industry Scale expertise and technology with strong financials Cross-sell opportunities plus M&A Multiple drivers to achieve 2025 financial targets JLL 2025 Targets $10B – $11B in Fee Revenue 16%-19% Adjusted EBITDA margin range Tailwinds Track record Leading player Differentiators Growth drivers 21 | © 2022 Jones Lang LaSalle IP, Inc. All rights reserved. Refer to appendix for definitions and reconciliations of non-GAAP financial measures

Mihir Shah Co-CEO, JLL Technologies JLL’s technology strategy – a unique accelerator

AGENDA

Proptech presents a tremendous opportunity, JLL's technology strategy is unique and gaining momentum

- The Proptech opportunity
- Our unique technology strategy
- Tech enabling JLL businesses
- Building high growth high margin JLL tech business
- Clear roadmap ahead, gaining momentum

23 | © 2022 Jones Lang LaSalle IP, Inc. All rights reserved.

JLL

Technology is transforming commercial real estate 24 | © 2022 Jones Lang LaSalle IP, Inc. All rights reserved.

The CRE technology market is large and growing $10B $14B $7B $10B 2022 2027 $17B $24B Products Services ~8% CAGR 25 | © 2022 Jones Lang LaSalle IP, Inc. All rights reserved. Source: Verdantix, Gartner, JLL Technology analysis

The number of Proptech companies has grown dramatically

Fundraising
- Fundrise
- Juniper Square
- IMS
- ArborCrowd
- RealConnex
- CrowdStreet
- PeerRealty
- Urban Catalyst
- 1031 Crowdfunding
- streitwise
- Modiv
- Cadre
- YieldStreet
- CityVest
- RealCrowd
- RealtyMogul
- Sharestates

Acquisitions & Underwriting
- Dealpath
- Skyline
- Orbital Witness
- CompStak
- Argus
- VAL
- reonomy
- creditriskmonitor
- RealCapital Markets
- redIQ
- enodo
- cherre
- Assess+RE

Financing
- Dealpath
- Rockport
- Fundrise
- StackSource
- CrowdStreet
- RealCrowd
- Cadre
- Realty Mogul
- Prodigy Network

Leasing
- Hubble
- Swivel
- appear [here]
- Qdesq
- VTS
- CoStar
- matterport
- Blackbird
- TOG
- wework
- LiquidSpace
- breather
- buildout
- Instant
- convene
- LeaseCalcs

Building Operations Management
- BuildingEngines*
- Turntide
- Jones
- VergeSense
- eden
- corrigo
- livly
- Disruptive Technologies
- BureauOne
- Hank
- Yardi
- Envoy
- atmos
- Hemlane
- Measurabl
- Buildium
- redIQ
- Comfy
- brivo
- rifiniti
- safehub
- waltz
- Workframe
- Blue Pillar
- openpath

* Acquisition announced 10/21/21; to close in Q4

Tenant Experience Management
- HqO
- Avo
- livly
- saltmine
- SwiftConnect
- VTS Rise
- Lane
- District
- Office App
- Spaceflow
- Ritual
- sharry
- amenify
- TransitScreen
- Equiem
- zego
- Bixby
- Skyrise

Capital Projects
- OpenSpace
- Procore
- Autodesk
- PlanGrid
- buildup
- Fieldwire
- Fieldly
- Rhumbix
- NavVis
- myComply
- Versatile
- Rabbet
- Branch
- Alice
- billd
- Dusty Robotics

Fund / Portfolio Management
- Dealpath
- Dynamo Software
- Juniper Square
- Intralinks
- DealSpace
- Argus
- preqin
- Agora
- appfolio
- mri Investment Management
- SS&C

Disposition
- CoStar
- LoopNet
- Ten-X
- RealCapital Markets
- RealtyMogul
- Intralinks
- DealSpace
- Cadre
- CREXi

26 | © 2022 Jones Lang LaSalle IP, Inc. All rights reserved.

Source: Crunchbase

JLL

$1B $18B 2011 2021 Proptech funding is growing prolifically 27 | © 2022 Jones Lang LaSalle IP, Inc. All rights reserved. ~32% CAGR Source: Crunchbase

78% Companies plan to incorporate CRE tech into their portfolios by 2025 Indicate they will need technology partners next year to manage their workplace 99% CRE technology strategy is top of mind for our clients, and they are asking for our help 28 | © 2022 Jones Lang LaSalle IP, Inc. All rights reserved. Source: JLL research reports

Hybrid work Sustainability 83% of occupiers and 78% of investors surveyed believe climate risk is financial risk 77% of surveyed occupiers see offering remote / hybrid work as critical to attracting and retaining talent 69% have already, or are planning to introduce, technology to boost in-office collaboration Hybrid work and sustainability are accelerating CRE’s technology transformation 29 | © 2022 Jones Lang LaSalle IP, Inc. All rights reserved. Source: JLL research reports

JLL’s unique technology strategy will empower our clients, create material differentiation for our company while leading the transformation of our industry 30 | © 2022 Jones Lang LaSalle IP, Inc. All rights reserved.

AGENDA

Proptech presents a tremendous opportunity, JLL's technology strategy is unique and gaining momentum

- The Proptech opportunity
- Our unique technology strategy
- Tech enabling JLL businesses
- Building high growth high margin JLL tech business
- Clear roadmap ahead, gaining momentum

31 | © 2022 Jones Lang LaSalle IP, Inc. All rights reserved.

JLL

Build Invest Buy Partner We’re curating a best-of-breed technology portfolio to tech-enable JLL and our clients 32 | © 2022 Jones Lang LaSalle IP, Inc. All rights reserved.

We are attracting top technology talent to JLL 33 | © 2022 Jones Lang LaSalle IP, Inc. All rights reserved.

We will execute on our technology strategy to create long term shareholder value 34 | © 2022 Jones Lang LaSalle IP, Inc. All rights reserved. Tech-enable JLL core business Deliver the best technology to clients Build Invest Buy Partner Grow JLL market share Improve JLL margins Grow JLL technology business Increase Spark investment value Curate a portfolio of the best-of-breed technology products

AGENDA

Proptech presents a tremendous opportunity, JLL's technology strategy is unique and gaining momentum

- The Proptech opportunity
- Our unique technology strategy
- Tech enabling JLL businesses
- Building high growth high margin JLL tech business
- Clear roadmap ahead, gaining momentum

35 | © 2022 Jones Lang LaSalle IP, Inc. All rights reserved.

JLL

We will execute on our technology strategy to create long term shareholder value 36 | © 2022 Jones Lang LaSalle IP, Inc. All rights reserved. Tech-enable JLL core business Deliver the best technology to clients Build Invest Buy Partner Grow JLL market share Improve JLL margins Grow JLL technology business Increase Spark investment value Curate a portfolio of the best-of-breed technology products

For our Markets business, we launched a suite of products to tech enable our leasing brokers 37 | © 2022 Jones Lang LaSalle IP, Inc. All rights reserved. Situation Results +21 NPS What we wanted to achieve • Better pitches • Improved broker productivity • Greater client visibility Our Approach • Bought • Built on top of it using JLL proprietary data • Multiple leasing products launched Markets broker tech sentiment YoY growth 1.6x Revenue per broker of tech adopters vs non tech adopters 250%+ Adoption for products launched in 2022

For our Capital Markets business, we built on our Skyline acquisition to drive leads and insights to our advisors 38 | © 2022 Jones Lang LaSalle IP, Inc. All rights reserved. Situation Results +33 NPS What we wanted to achieve • Better pitches • Tech enabled leads • New clients Our Approach • Bought • Combined with machine learning capabilities built in-house and JLL proprietary data • New capital markets platform launched Capital Markets advisors tech sentiment YoY growth $500M+ Buyside and financing transaction won 60%+ Achievement on 2025 goal in 6 months

For our Work Dynamics business, technology is transforming how we deliver portfolio and IFM services to clients 39 | © 2022 Jones Lang LaSalle IP, Inc. All rights reserved. Situation Results +21 NPS What we wanted to achieve • Improved client outcomes • Better people experience • Cost efficiency Our Approach • Built a suite of sustainability products • Bought • Invested Work Dynamics tech sentiment YoY growth 75%+ Work Dynamics clients adopt Corrigo Facility management Intelligent Operations To provide Dynamic Cleaning

AGENDA

Proptech presents a tremendous opportunity, JLL's technology strategy is unique and gaining momentum

- The Proptech opportunity
- Our unique technology strategy
- Tech enabling JLL businesses
- Building high growth high margin JLL tech business
- Clear roadmap ahead, gaining momentum

40 | © 2022 Jones Lang LaSalle IP, Inc. All rights reserved.

JLL

We will execute on our technology strategy to create long term shareholder value 41 | © 2022 Jones Lang LaSalle IP, Inc. All rights reserved. Tech-enable JLL core business Deliver the best technology to clients Build Invest Buy Partner Grow JLL market share Improve JLL margins Grow JLL technology business Increase Spark investment value Curate a portfolio of the best-of-breed technology products

Established client distribution Large high growth market JLLT business with high growth and high margin We are capitalizing on a large opportunity to build a material technology business 42 | © 2022 Jones Lang LaSalle IP, Inc. All rights reserved.

Occupier ProductsInvestor Products Services For our tech business, we are focusing on investor and occupier products 43 | © 2022 Jones Lang LaSalle IP, Inc. All rights reserved.

Occupier ProductsInvestor Products Technology Services Consulting | Integrated Delivery | Software Integration | Managed Services & Support Facilities Management Sustainability| Energy Optimization AI-Powered Insights| Building Operations Tenant Experience| Marketplace Space Management| We deliver a comprehensive set of products and services 44 | © 2022 Jones Lang LaSalle IP, Inc. All rights reserved.

Our suite of investor products focus on driving building efficiency, NOI and tenant satisfaction 45 | © 2022 Jones Lang LaSalle IP, Inc. All rights reserved. Situation Results 99% What we wanted to achieve • Building efficiency • Higher Net Operating Income (NOI) • Higher tenant satisfaction Our Approach • Bought and built on • Partnered with Building Engines customer retention 7,500+ Companies using HqO 4B+ Square feet on Building Engines platform

Our occupier products empower clients to manage their facilities, assets and service providers effectively 46 | © 2022 Jones Lang LaSalle IP, Inc. All rights reserved. Situation Results 15M What we wanted to achieve • Efficient facility management • Better occupancy planning and measurement • High user satisfaction Our Approach • Bought and built on • Partnered with Corrigo work orders annually 600M+ Square feet on Vergesense 230%+ ROI achieved by Corrigo in 6 months

JLL’s technology services business underpins our products, and we were recognized as the market leader 47 | © 2022 Jones Lang LaSalle IP, Inc. All rights reserved. Source: Verdantix Capabilities Momentum Challengers Innovators Leaders Specialists JLL Deloitte AccentureIBM Services Atos AMS Horizant eCIFM KPMG Cushman & Wakefield AREMIS Cognizant Ricoh

Today, we have a fast-growing technology business set to reach $500M revenue by 2027 48 | © 2022 Jones Lang LaSalle IP, Inc. All rights reserved. 0 100000 200000 300000 400000 500000 600000 2020 2021 2022 2027 $137M$120M $500M+ Q1-Q3: $146M TBD Q1-Q3: $97M 20%+ CAGR +50% +15%

We project a $500M+ business that is profitable within 5 years, with 20%+ CAGR 49 | © 2022 Jones Lang LaSalle IP, Inc. All rights reserved. $500M+ Revenue 20%+ CAGR 5YR Path to positive margin Growth drivers 1. CRE tech tailwinds 2. Increased adoption by JLL clients 3. Early stage products Profit drivers 1. Economies of scale 2. Improve gross margins

We will execute on our technology strategy to create long term shareholder value 50 | © 2022 Jones Lang LaSalle IP, Inc. All rights reserved. Tech-enable JLL core business Deliver the best technology to clients Build Invest Buy Partner Grow JLL market share Improve JLL margins Grow JLL technology business Increase Spark investment value Curate a portfolio of the best-of-breed technology products

We will execute on our technology strategy to create long term shareholder value 51 | © 2022 Jones Lang LaSalle IP, Inc. All rights reserved. Tech-enable JLL core business Deliver the best technology to clients Build Invest Buy Partner Grow JLL market share Improve JLL margins Grow JLL technology business Increase Spark investment value Curate a portfolio of the best-of-breed technology products

We are investing in market leading Proptech companies through JLL Spark 52 | © 2022 Jones Lang LaSalle IP, Inc. All rights reserved.

Our technology investment strategy spans across all stages of Proptech to help curate our portfolio of best of breed products

	Spark X	Fund of Funds	JLLSpark Fund	Growth Investments
Intent	Incubation of concepts targeting big emerging markets	Early stage Proptech deal flow and global presence	Early to mid-stage Proptech	Investment combined with commercial agreement & performance warrants for growth stage companies

Maximizing JLL shareholder and client value at all stages of Proptech companies

53 | © 2022 Jones Lang LaSalle IP, Inc. All rights reserved.

Founder NPS 75 NPS The Spark brand is well-regarded by our 40+ portfolio companies and our clients 54 | © 2022 Jones Lang LaSalle IP, Inc. All rights reserved. Portfolio companies adopted by our top 50 clients 60%

Note: VC industry benchmark for IRR is 30%. Fund performance includes Spark fund and growth investments. Our fund has an IRR of 37%, outperforming industry benchmarks 55 | © 2022 Jones Lang LaSalle IP, Inc. All rights reserved. Fund Performance Life to Date, As of September 2022 Spark Total First $100M Investments $302M $100M Fair Market Value $504M $235M Realized Gains $6M $6M IRR 37% 50% Multiple On Invested Capital (MOIC) 1.7x 2.4x

AGENDA

Proptech presents a tremendous opportunity, JLL's technology strategy is unique and gaining momentum

- The Proptech opportunity
- Our unique technology strategy
- Tech enabling JLL businesses
- Building high growth high margin JLL tech business
- Clear roadmap ahead, gaining momentum

56 | © 2022 Jones Lang LaSalle IP, Inc. All rights reserved.

JLL

We will execute on our technology strategy to create long term shareholder value 57 | © 2022 Jones Lang LaSalle IP, Inc. All rights reserved. Tech-enable JLL core business Deliver the best technology to clients Build Invest Buy Partner Grow JLL market share Improve JLL margins Grow JLL technology business Increase Spark investment value Curate a portfolio of the best-of-breed technology products

We are still early in our technology journey 58 | © 2022 Jones Lang LaSalle IP, Inc. All rights reserved.

JLL’s unique technology strategy will empower our clients, create material differentiation for our company, while leading the transformation of our industry 59 | © 2022 Jones Lang LaSalle IP, Inc. All rights reserved. Technology is transforming commercial real estate The opportunity Our technology strategy to curate a best-of-breed technology portfolio for JLL and our clients is unique The strategy We are starting to see the value of tech-enabling our core business and are on track for $500M of Fee Revenue and bottom-line profitability by 2027 The momentum

Neil Murray CEO, Work Dynamics Work Dynamics: A differentiated business positioned for growth

A G E N D A A differentiated business positioned for growth 61 | © 2022 Jones Lang LaSalle IP, Inc. All rights reserved. • Key growth drivers • Business and market opportunity

The Work Dynamics business is large, diverse, and resilient 62 | © 2022 Jones Lang LaSalle IP, Inc. All rights reserved. $1.7B in annual fee revenue $182M of annual Adjusted EBITDA 5+ years average contract length 1.6B square feet under management >500 accounts globally $10B direct managed spend Strong recurring revenue Global scale and diversification Financial metrics based on FY 2021 results

Work Dynamics delivers value across all sectors and asset types Key industries Talent Sustainability Cost Portfolio Portfolio management Project management Workplace management 63 | © 2022 Jones Lang LaSalle IP, Inc. All rights reserved. Property typesOur services Financial services Technology & media Public sector Health care Life sciences Industrial & logistics Office Industrial Laboratories Data centers Renewable energy Medical facilities

We empower the world’s greatest organizations to do their best work We design, build, lease and manage the workplaces that power the global economy. 64 | © 2022 Jones Lang LaSalle IP, Inc. All rights reserved. Vaccine development and production Patient care Social media and connectivity Electric vehicle design and production E-commerce and delivery Public services

The world has changed Evolving market dynamics 65 | © 2022 Jones Lang LaSalle IP, Inc. All rights reserved. Geo-economic landscape Changing ways of work Demand for decarbonization Human-centricity & purpose Operational & physical resilience

These changes are driving increased demand for our products and services Increased demand for Work Dynamics: Evolving market dynamics Geo-economic landscape Changing ways of work Demand for decarbonization Human-centricity & purpose Operational & physical resilience 66 | © 2022 Jones Lang LaSalle IP, Inc. All rights reserved. Location analytics Portfolio strategy Supply chain consulting Workplace strategy Experience services Occupancy planning Sustainability consulting Energy management Asset repositioning Integrated FM Workplace design Hybrid work consulting Building commissioning Building retrofits Capital planning

We leverage superior technology to solve complex challenges 67 | © 2022 Jones Lang LaSalle IP, Inc. All rights reserved. JLLAzara • The definitive business intelligence platform for making real estate portfolio and workplace decisions • Insights delivered through a unique combination of proprietary data and systems integration • A centralized and secure solution for enterprise real estate data

Our Work Dynamics platform generates growth across all JLL business segments Smart buildings Data centersLife sciences JLLT + Work Dynamics Markets Advisory + Work Dynamics Work Dynamics + Markets Advisory + Capital Markets Work Dynamics platform  Integration of market perspectives  Better outcomes for clients One JLL  Knowledge sharing on tenant demands 68 | © 2022 Jones Lang LaSalle IP, Inc. All rights reserved.

Our platform is differentiated and difficult to replicate • Global scale and connectivity • Complete integration of services • Unrivaled technology • Positioned to serve any organization, anywhere globally with consistent products and services • Platform and scale have created a competitive moat separating us from single-service providers • Established foundation of product consistency and technology investment to drive market share and margin expansion • Product discipline • Dynamic delivery • Global, trusted brand • People and culture Points of differentiation Driving results 69 | © 2022 Jones Lang LaSalle IP, Inc. All rights reserved.

Large market Market growing steadily JLL growing faster We are gaining share in a fragmented market Current Market Size ~$200B 5% – Top 5 Firms 4+% 8+% Market CAGR 70 | © 2022 Jones Lang LaSalle IP, Inc. All rights reserved. Note: Market size per Frost & Sullivan and JLL Research, based on total commercial real estate outsourcing market Market CAGR is the estimated market growth rate for 2022 - 2026 High single-digit fee revenue growth over a multi-year period

A G E N D A A differentiated business positioned for growth 71 | © 2022 Jones Lang LaSalle IP, Inc. All rights reserved. • Key growth drivers • Business and market opportunity

Work Dynamics: Key growth drivers 2025 fee revenue target of $2.2B – $2.4B 72 | © 2022 Jones Lang LaSalle IP, Inc. All rights reserved. Market drivers Increasing demand for: Increased business complexity Demand for decarbonization Need for cost management New ways of working Growth in integrated outsourcing Sustainability advisory and implementation Operational efficiency, dynamic delivery Workplace consulting, design and project management

Work Dynamics: Expanding margins while improving client outcomes Standardizing essential delivery Specializing in premium delivery • Product consistency • Process automation • Global scale and centralization • Superior advisory services • Dynamic, tech-enabled delivery • Outcome-based pricing 73 | © 2022 Jones Lang LaSalle IP, Inc. All rights reserved.

We are confident in the future of Work Dynamics 74 | © 2022 Jones Lang LaSalle IP, Inc. All rights reserved. Increased complexity driving growth opportunities Growing market share and expanding margins Superior platform that is difficult to replicate We are shaping the future of real estate for a better world

Greg O’Brien, CEO Markets Advisory Richard Bloxam, CEO Capital Markets Mark Gabbay, CEO LaSalle Moderated by: Karen Brennan, CFO Panel Discussion: A look across business segments

We are JLL Full Year 2021 Data, unless otherwise noted 1 As of 6/30/22 Markets Advisory Greg O’Brien $3.2B Fee Revenue 3.9B SQ FT Properties managed globally $547M Adjusted EBITDA 1B SQ FT Leased globally LaSalle Mark Gabbay $473M Fee Revenue 1,500+ Assets managed covering 315M square feet1 $171M Adjusted EBITDA $82B of diversified assets under management across multiple property types and risk spectrums1 76 | © 2022 Jones Lang LaSalle IP, Inc. All rights reserved. Capital Markets Richard Bloxam $2.5B Fee Revenue Powered by insights from more than 7,000 closed transactions across 50+ markets $543M Adjusted EBITDA $315B Global Capital Markets production volume

Break in progress JLL Investor Briefing

Karen Brennan CFO Financial discussion & 2025 targets

• Revenue resiliency & expense structure • Performance highlights • Cash conversion & capital allocation A G E N D A Focused on profitable growth and disciplined capital allocation • 2025 financial targets 79 | © 2022 Jones Lang LaSalle IP, Inc. All rights reserved.

Two decades of strong Fee Revenue growth $0.9B $8.0B 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 12.5% CAGR Fee Revenue ($B) Revision to 2016 Fee Revenue definition as part of ASC606 accounting change, prior years do not reflect this revision; 2009 and prior shown as Revenue Refer to appendix for definitions and reconciliations of non-GAAP financial measures 80 | © 2022 Jones Lang LaSalle IP, Inc. All rights reserved.

2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 Faster Adjusted EBITDA growth, with rapid rebounds from macro downturns 14.9% CAGR Adjusted EBITDA ($B) 81 | © 2022 Jones Lang LaSalle IP, Inc. All rights reserved. $107M $1.5B Refer to appendix for definitions and reconciliations of non-GAAP financial measures

$5.1B $8.0B 2016 2017 2018 2019 2020 2021 High single digit Fee Revenue growth over the last five years Fee Revenue ($B) 9.6% CAGR Organic CAGR (2016-2019) of ~7.5% prior to HFF acquisition and COVID disruption 82 | © 2022 Jones Lang LaSalle IP, Inc. All rights reserved. Refer to appendix for definitions and reconciliations of non-GAAP financial measures

12.7% 16.1% 0.7% 2.6% 2016 2017 2018 2019 2020 2021 Adjusted EBITDA Margin ex Equity Earnings Equity Earnings $ 645 $ 1,287 $ 34 $ 209 2016 2017 2018 2019 2020 2021 Adjusted EBITDA ex Equity Earnings Equity Earnings $679 Margin expansion has resulted in mid-teens Adjusted EBITDA growth 17.1% CAGR 18.7% 13.4% +530 bps$1,497 14.8% CAGR ex EE’s +340 bps ex EE’s Adjusted EBITDA ($M) Adjusted EBITDA Margin (%) Equity Earnings shown as “EE’s” Refer to appendix for definitions and reconciliations of non-GAAP financial measures 83 | © 2022 Jones Lang LaSalle IP, Inc. All rights reserved.

$7.83 $16.32 $0.55 $3.15 2016 2017 2018 2019 2020 2021 Adj Diluted EPS ex Equity Earnings Equity Earnings Adjusted EPS has grown faster than both Adjusted EBITDA and Fee Revenue Adj. EPS Growth $8.38 $19.47 15.8% CAGR ex EE’s 18.4% CAGR 84 | © 2022 Jones Lang LaSalle IP, Inc. All rights reserved. Equity Earnings (EE’s) per share are tax effected Refer to appendix for definitions and reconciliations of non-GAAP financial measures

• Revenue resiliency & expense structure • Performance highlights • Cash conversion & capital allocation A G E N D A Focused on profitable growth and disciplined capital allocation • 2025 financial targets 85 | © 2022 Jones Lang LaSalle IP, Inc. All rights reserved.

Significant increase in the size and scale of our business since the Global Financial Crisis 86 | © 2022 Jones Lang LaSalle IP, Inc. All rights reserved. 2009 2021 Growth Factor Fee Revenue $2.5B1 $8.0B 3x Adjusted EBITDA $239M $1.5B 6x Adjusted EPS $1.75 $19.47 11x Total Assets $3.1B $15.5B 5x Free Cash Flow $206M $797M 4x 12009 presented as Revenue Refer to appendix for definitions and reconciliations of non-GAAP financial measures

Variable cost base Resilient fee revenue Fixed cost actions Resilient revenue base and variable cost structure position the business to recover quickly from a downturn 87 | © 2022 Jones Lang LaSalle IP, Inc. All rights reserved. Rapid recovery from economic downturns

-20% -10% 0% 10% 20% 30% 40% 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 Track record of growing greater than 3x global GDP Global GDP and JLL Fee Revenue Growth (Correlation of JLL Fee Revenue growth and global GDP growth: ~0.9) JLL Fee Growth Global GDP Growth 9.8% Average JLL Fee Growth 3.1% Average Global GDP Growth Sources: IMF October 2022 World Economic Outlook and JLL. Note: Average Fee Revenue growth includes acquisitions. Refer to appendix for definitions and reconciliations of non-GAAP financial measures 88 | © 2022 Jones Lang LaSalle IP, Inc. All rights reserved.

Variable cost base provides a built-in earnings resiliency Excludes Gross Contract Costs (pass-through costs) • Fixed expenses have increased 14% September YTD compared to prior year • Excluding D&A and R&A: ‒ 2021 53% variable ‒ 2021 47% fixed • Primary drivers of Commissions: ‒ Mix of revenue by business line and geography ‒ Timing of achieving commission tier thresholds during the year • Primary drivers of All Other Variable: ‒ Annual Incentive Compensation ‒ Travel and Entertainment (T&E) ‒ Professional Fees ‒ Marketing D&A: Depreciation and Amortization. R&A: Restructuring and Acquisition Charges Refer to appendix for definitions and reconciliations of non-GAAP financial measures Highlights2021 Fee-based Operating Expenses: $7,033M Variable 51% 89 | © 2022 Jones Lang LaSalle IP, Inc. All rights reserved. All Other Variable 21% D&A 3% R&A 1% Fixed 45% Commissions 30%

Leverage Internal Resources Location Strategy People Excellence Business Line Alignment Backfill Management Supply & Demand Management Increased focus on operational efficiencies: Multiple levers to reduce costs 90 | © 2022 Jones Lang LaSalle IP, Inc. All rights reserved. Ability to flex controllable expenses in different economic cycles Process Improvement Controllable Expenses System Rationalization Intelligent Automation Travel & Entertainment Strategic Consultancy Spend Supplier Management Process Excellence Technology enables process improvement and productivity gains Shared service centers provide economies of scale Workforce Management

Driving operational improvement example #1: Centralizing lease administration 91 | © 2022 Jones Lang LaSalle IP, Inc. All rights reserved. Situation Results 5.92B What we wanted to achieve • Seamless integration with Work Dynamics • Global service platform aimed at reducing costs and superior client experience • Efficient operational scale Our approach • Artificial intelligence and process automation • Centralized in-house Lease Administration teams and added capabilities • 45+ languages supported Square feet managed 360+ Clients served $7M Estimated C&B costs avoided

Driving operational improvement example #2: Invoice processing and payments 92 | © 2022 Jones Lang LaSalle IP, Inc. All rights reserved. Situation Results 18K+ What we wanted to achieve • Significant labor productivity gains • Increase the security of our payments Our approach • Leveraged automation and machine learning to increase control, quality and speed • Scalable capability absorbing growth at significantly lower marginal cost Suppliers on Invoice Automation Platform 40 Countries served $22M Total estimated benefits, including $8M labor cost reduction

Variable cost base Resilient fee revenue Fixed cost actions Resilient revenue base and variable cost structure position the business to recover quickly from a downturn 93 | © 2022 Jones Lang LaSalle IP, Inc. All rights reserved. Rapid recovery from economic downturns

• Revenue resiliency & expense structure • Performance highlights • Cash conversion & capital allocation A G E N D A Focused on profitable growth and disciplined capital allocation • 2025 financial targets 94 | © 2022 Jones Lang LaSalle IP, Inc. All rights reserved.

Strong history of Free Cash Flow conversion Average FCF conversion of 90% since 2016* High quality of Earnings • Conservative approach to adjustments • Vast majority of earnings come from core operations Adjusted Net Income growth • Averaged mid-teens Adjusted Net Income growth since 2016 Improved Working Capital efficiency • Garnered material improvement in Receivable DSO over past several years • Timing and seasonal impacts *Average Free Cash Flow conversion as a percentage of Adjusted Net Income. Refer to appendix for definitions and reconciliations of non-GAAP financial measures 95 | © 2022 Jones Lang LaSalle IP, Inc. All rights reserved.

Clear capital allocation priorities 96 | © 2022 Jones Lang LaSalle IP, Inc. All rights reserved. 1 2 3 Investments in technology and business operations to drive future growth Return capital to shareholders Selective M&A All while maintaining an investment grade balance sheet

Track record of balanced approach to capital allocation Over last 3 years, we have invested $2.3B, Free Cash Flow was $1.9B LaSalle co- investments & JLLT CVC investments ~$0.4B 17% of total investment Acquisitions1 ~$0.8B 35% of total investment Shareholder Returns ~$1.1B 48% of total investment 1) Includes minority investments in technology growth companies CVC – Corporate Venture Capital Refer to appendix for definitions and reconciliations of non-GAAP financial measures 97 | © 2022 Jones Lang LaSalle IP, Inc. All rights reserved.

P R I O R I T Y # 1 Investing for the future • Cash distributions have exceeded contributions by $130M since 2016 • Investments immediately generate incremental revenue 98 | © 2022 Jones Lang LaSalle IP, Inc. All rights reserved. JLLT CVC Investments LaSalle co-investments Innovation Pipeline • Part of four-pronged approach to developing technology platform to tech-enable JLL and our clients Alignment with Clients CVC – Corporate Venture Capital

Return of Capital P R I O R I T Y # 2 Committed to returning capital to shareholders $0 $100 $200 $300 $400 $500 $600 $700 2016 2017 2018 2019 2020 2021 2022 • Flexibility to pursue programmatic and opportunistic share repurchases • At a minimum, will repurchase shares to offset stock compensation dilution • Intend to be active on the $1.2B remaining on share repurchase authorization Our Approach $M Share repurchase Payment of dividend Reduced share count by ~8% over last three years 99 | © 2022 Jones Lang LaSalle IP, Inc. All rights reserved.

Cost of capital and alternative use considerations Risk adjusted financial hurdles and time horizons Build vs buy evaluation Review of actual performance against forecast P R I O R I T Y # 3 Disciplined approach to evaluating M&A opportunities We close on a very small number of the acquisitions that we evaluate Financial Review Process 100 | © 2022 Jones Lang LaSalle IP, Inc. All rights reserved.    

Investment grade Balance Sheet allows for pursuit of capital allocation priorities • Moody’s: Baa1 • Standard and Poor’s: BBB+ 0.0x 0.5x 1.0x 1.5x 2.0x 2.5x 2016 2017 2018 2019 2020 2021 Year-endPeak Historical Reported Net Leverage Key Metrics Current Credit Ratings • Total Net Debt of $1.7B • Over ~$2.2B of total liquidity including ~$1.8B available revolver capacity • Proven ability to deleverage quickly post acquisitions • Net Leverage Ratio of 1.1x Balance Sheet (Sept. 30, 2022) Target minimum Target maximum 101 | © 2022 Jones Lang LaSalle IP, Inc. All rights reserved.

• Revenue resiliency & expense structure • Performance highlights • Cash conversion & capital allocation A G E N D A Focused on profitable growth and disciplined capital allocation • 2025 financial targets 102 | © 2022 Jones Lang LaSalle IP, Inc. All rights reserved.

Fee Revenue growth drivers 103 | © 2022 Jones Lang LaSalle IP, Inc. All rights reserved. • Growth in outsourcing • Increasing allocations to real estate • Increased urbanization • Tech-driven fourth industrial revolution • Sustainability Industry Tailwinds • Global scale • Organic share gains from smaller players • Superior technology solutions Market Share Gains • Cross selling • Expansion of services across property types • Focus on growth industries Expand Product Offering

Adjusted EBITDA growth drivers 104 | © 2022 Jones Lang LaSalle IP, Inc. All rights reserved. Revenue Growth • Producer productivity • Higher quality leads • System rationalization Technology • Drive operational and process improvements • Expand shared service centers Operational Efficiencies Specific actions being taken to address near-term margins: ‒ Selective cost reduction across fixed and variable operating expenses ‒ Adjustment and reprioritization of investments for future growth • Proven ability to deliver top line results drives Adjusted EBITDA dollar growth

Assumptions underlying our targets 105 | © 2022 Jones Lang LaSalle IP, Inc. All rights reserved. • IMF GDP outlook as of October 2022 • FX rates as of October 27, 2022 • Equity Earnings of $50-100M per annum vs $209M in 2021 • Incentive Fees $30-50M per annum • Effective tax rate of ~22% • Includes tuck-in but no material M&A Key Assumptions

2025 financial targets 106 | © 2022 Jones Lang LaSalle IP, Inc. All rights reserved. Markets Advisory $3.9 - $4.3B Capital Markets $3.0 - $3.3B Work Dynamics $2.2 - $2.4B LaSalle $525 - $575M JLL Technologies $325 - $375M Consolidated $10.0 - $11.0B Fee revenue $10-11B Adj. EBITDA Margin 16-19% Net Debt / Adj. EBITDA < 2x 2025 Fee Revenue Targets by Segment 2025 Consolidated JLL Targets Segment Fee Revenue ranges are rounded to one decimal Refer to appendix for definitions and reconciliations of non-GAAP financial measures

Expect consistent, predictable growth after 2023 107 | © 2022 Jones Lang LaSalle IP, Inc. All rights reserved. 2021 2022 2023 2024 2025 Target Consolidated Fee Revenue Growth $8B $10B-$11B 6-8% CAGR Assumes a recessionary environment in first half of 2023 Refer to appendix for definitions and reconciliations of non-GAAP financial measures

Proven record of growing Adjusted EBITDA and Adjusted Diluted EPS faster than Fee Revenue Resilient business – grows at 3x GDP over the cycle Strong cash generation and disciplined capital allocation – with increasing returns to shareholders Clear roadmap for Fee Revenue and Adjusted EBITDA growth I N S U M M A R Y Focused on profitable growth and disciplined capital allocation 108 | © 2022 Jones Lang LaSalle IP, Inc. All rights reserved.

Q&A Session

JLL Investor Briefing Post-event survey

Appendix & non-GAAP reconciliations

Office 26% Industrial 11% Retail 9% Resi 30% Hotel 8% Other 16% FY 2019 Markets Advisory – Leasing Fee Revenue diversification by asset class Office 57% Industrial 30% Retail 7% Other 6% TTM 3Q22 Capital Markets – Investment Sales, Debt/Equity Advisory and Other Office 18% Industrial 19% Retail 11% Resi 33% Hotel 5% Other 15% TTM 3Q22 Note: FY 2019 Capital Markets – Investment Sales, Debt/Equity Advisory and Other presented on a Proforma basis with a full year of HFF included Refer to appendix for definitions and reconciliations of non-GAAP financial measures Office 71% Industrial 16% Retail 7% Other 6% FY 2019 112 | © 2022 Jones Lang LaSalle IP, Inc. All rights reserved.

Recast of 2017 Fee Revenue Base (In Millions) Original Target Recast 2016 Fee Revenue $5,757 2x $5,074 • Revision to 2016 fee revenue definition as part of ASC606 accounting change • Margin impacted by nearly 200 basis points as a result of the revision 113 | © 2022 Jones Lang LaSalle IP, Inc. All rights reserved. Refer to appendix for definitions and reconciliations of non-GAAP financial measures

Equity Earnings have averaged ~5% of consolidated Adjusted EBITDA over the last five years

2021 Equity Earnings of $209M



Other
2%
JLLT
68%
LaSalle
co-investment
30%

Equity Earnings Highlights

LaSalle co-investment equity earnings driven by:

- Earnings distributions
- Fair value marks

JLL Technology equity earnings primarily driven by

- Fair value marks

Equity earnings contribution

- 2016 – 2021 averaged ~5% of Adj. EBITDA
- Outsized 2021 equity earnings of $209M or 14% of Adj. EBITDA due to:
  - Technology valuation increases
  - Reversal of 2020 pandemic driven valuation declines in LaSalle portfolio

114 | © 2022 Jones Lang LaSalle IP, Inc. All rights reserved.

Refer to appendix for definitions and reconciliations of non-GAAP financial measures

What is included and excluded from Adjusted EBITDA Stock compensation Equity earnings from real estate co-investments Equity earnings from corporate venture capital investments Equity earnings from minority investments in other companies Equity earnings from joint ventures Mortgage servicing rights derivatives Restructuring charges Acquisitions expenses Included Excluded 115 | © 2022 Jones Lang LaSalle IP, Inc. All rights reserved.

Focused on acquisitions that impact multiple business segments Date Recent Acquisitions Markets Advisory Capital Markets Work Dynamics JLL Technologies LaSalle Jul 2019 HFF Jul 2019 Vincia Oct 2019 Peloton Aug 2021 Skyline Nov 2021 Building Engines Jan 2022 Hank Jan 2022 Gilliland Construction Jul 2022 Metropolitan Valuation Services Jul 2022 Envio Note: Excludes joint ventures and dispositions116 | © 2022 Jones Lang LaSalle IP, Inc. All rights reserved.

Fee revenue / fee-based operating expenses reconciliation 117 | © 2022 Jones Lang LaSalle IP, Inc. All rights reserved. Nine Months Ended Sep 30 ($M) 2016 2020 2021 2022 Revenue $12,991.2 $16,589.9 $19,367.0 $15,257.3 Gross contract costs (7,893.4) (10,464.4) (11,290.2) (9,156.6) Net non-cash MSR and mortgage banking derivative activity (23.5) (66.6) (59.3) (12.8) Fee revenue $5,074.3 $6,058.9 $8,017.5 $6,087.9 Operating expenses $12,535.5 $16,030.8 $18,323.5 $14,643.9 Gross contract costs (7,893.4) (10,464.4) (11,290.2) (9,156.6) Fee-based operating expenses $4,642.1 $5,566.4 $7,033.3 $5,487.3 Twelve Months Ended Dec 31

Reconciliation of net (loss) income to adjusted net income and adjusted diluted earnings per share 118 | © 2022 Jones Lang LaSalle IP, Inc. All rights reserved. 12009 Shares of 38,543 represent basic shares outstanding as the use of dilutive shares outstanding would have an anti-dilutive effect on the EPS calculation Nine Months Ended Sep 30 ($M except per share data) 2009 2016 2020 2021 2022 Net (loss) income attributable to common shareholders ($4.1) $329.3 $402.5 $961.6 $497.7 Diluted Shares (in 000s)1 38,543 45,528 52,282 52,071 49,727 Diluted (loss) earnings per share ($0.11) $7.23 $7.70 $18.47 $9.65 Net (loss) income attributable to common shareholders ($4.1) $329.3 $402.5 $961.6 $479.7 Restructuring and acquisition charges 98.7 68.5 142.4 84.7 66.4 Net non-cash MSR and mortgage banking derivative activity -- (23.5) (66.6) (59.3) (12.8) Amortization of acquisition-related intangibles -- 24.1 57.1 53.3 49.5 Net (gain) loss on disposition -- -- (4.8) (12.4) 7.5 Tax impact of adjusted items (24.6) (16.9) (35.9) (14.3) (25.8) Adjusted net income $70.0 $381.5 $494.7 $1,013.6 $564.5 Diluted Shares (in 000s) 40,106 45,528 52,282 52,071 49,727 Adjusted diluted earnings per share $1.75 $8.38 $9.46 $19.47 $11.35 Twelve Months Ended Dec 31

Reconciliation of net income (loss) attributable to common shareholders to adjusted EBITDA

($M)	Twelve Months Ended Dec 31					Nine Months Ended Sep 30
	2002	2009	2016	2020	2021	2022
Net income (loss) attributable to common shareholders	$27.1	($4.1)	$329.3	$402.5	$961.6	$479.7
Interest expense, net of interest income	17.0	55.0	45.3	52.8	40.1	49.1
Provision for income taxes	11.1	5.7	117.8	106.9	264.3	155.4
Depreciation and amortization	37.1	83.3	141.8	226.4	217.5	163.5
EBITDA	**$92.3**	**$139.9**	**$634.2**	**$788.6**	**$1,483.5**	**$847.7**
Restructuring and acquisition charges	14.9	98.7	68.5	142.4	84.7	66.4
Net (gain) loss on disposition	--	--	--	(4.8)	(12.4)	7.5
Net non-cash MSR and mortgage banking derivative activity	--	--	(23.5)	(66.6)	(59.3)	(12.8)
Adjusted EBITDA	**$107.2**	**$238.6**	**$679.2**	**$859.6**	**$1,496.5**	**$908.8**
Net income (loss) margin attributable to common shareholders	**3.2%**	**-0.2%**	**2.5%**	**2.4%**	**5.0%**	**3.1%**
Adjusted EBITDA margin (presented on a fee revenue and USD basis, except 2002 / 2009 is on revenue basis)	**12.5%**	**9.6%**	**13.4%**	**14.2%**	**18.7%**	**14.9%**

Adjusted EBITDA attributable to common shareholders ("Adjusted EBITDA") represents EBITDA attributable to common shareholders ("EBITDA") further adjusted for certain items we do not consider directly indicative of our ongoing performance in the context of certain performance measurements

119 | © 2022 Jones Lang LaSalle IP, Inc. All rights reserved.

JLL

Reconciliation to Free Cash Flow 120 | © 2022 Jones Lang LaSalle IP, Inc. All rights reserved. Nine Months Ended Sep 30 ($M) 2009 2016 2020 2021 2022 Net cash provided by (used in) operating activities $250.6 $222.6 $1,114.7 $972.4 ($401.9) Net capital additions - property and equipment (44.2) (216.2) (149.4) (175.9) (136.0) Free Cash Flow $206.4 $6.4 $965.3 $796.5 ($537.9) Twelve Months Ended Dec 31

Reconciliation to Net Debt 121 | © 2022 Jones Lang LaSalle IP, Inc. All rights reserved.

Non-GAAP measures Management uses certain non-GAAP financial measures to develop budgets and forecasts, measure and reward performance against those budgets and forecasts, and enhance comparability to prior periods. These measures are believed to be useful to investors and other external stakeholders as supplemental measures of core operating performance and include the following: (i) Fee revenue and Fee-based operating expenses, (ii) Adjusted EBITDA attributable to common shareholders ("Adjusted EBITDA") and Adjusted EBITDA margin, (iii) Adjusted net income attributable to common shareholders and Adjusted diluted earnings per share, (iv) Percentage changes against prior periods, presented on a local currency basis, and (v) Free Cash Flow. However, non-GAAP financial measures should not be considered alternatives to measures determined in accordance with U.S. generally accepted accounting principles (“GAAP”). Any measure that eliminates components of a company’s capital structure, cost of operations or investments, or other results has limitations as a performance measure. In light of these limitations, management also considers GAAP financial measures and does not rely solely on non-GAAP financial measures. Because the company's non-GAAP financial measures are not calculated in accordance with GAAP, they may not be comparable to similarly titled measures used by other companies. Adjustments to GAAP Financial Measures Used to Calculate non-GAAP Financial Measures Gross Contract Costs represent certain costs associated with client-dedicated employees and third-party vendors and subcontractors and are directly or indirectly reimbursed through the fees we receive. These costs are presented on a gross basis in Operating expenses with the equal amount of corresponding fees in Revenue. Excluding gross contract costs from both Fee revenue and Fee-based operating expenses more accurately reflects how the company manages its expense base and operating margins and also enables a more consistent performance assessment across a portfolio of contracts with varying payment terms and structures. Net Non-Cash Mortgage Servicing Rights ("MSR") and Mortgage Banking Derivative Activity consists of the balances presented within Revenue composed of (i) derivative gains/losses resulting from mortgage banking loan commitment and warehousing activity and (ii) gains recognized from the retention of MSR upon origination and sale of mortgage loans, offset by (iii) amortization of MSR intangible assets over the period that net servicing income is projected to be received. Non-cash derivative gains/losses resulting from mortgage banking loan commitment and warehousing activity are calculated as the estimated fair value of loan commitments and subsequent changes thereof, primarily represented by the estimated net cash flows associated with future servicing rights. MSR gains and corresponding MSR intangible assets are calculated as the present value of estimated cash flows over the estimated mortgage servicing periods. The above activity is reported entirely within Revenue of the Capital Markets segment. Excluding net non-cash MSR and mortgage banking derivative activity reflects how the company manages and evaluates performance because the excluded activity is non-cash in nature. 122 | © 2022 Jones Lang LaSalle IP, Inc. All rights reserved.

Non-GAAP measures (cont.) Restructuring and Acquisition Charges primarily consist of: (i) severance and employment-related charges, including those related to external service providers, incurred in conjunction with a structural business shift, which can be represented by a notable change in headcount, change in leadership or transformation of business processes; (ii) acquisition, transaction and integration-related charges, including fair value adjustments, which are generally non-cash in the periods such adjustments are made, to assets and liabilities recorded in purchase accounting such as earn-out liabilities and intangible assets; and (iii) lease exit charges. Such activity is excluded as the amounts are generally either non-cash in nature or the anticipated benefits from the expenditures would not likely be fully realized until future periods. Restructuring and acquisition charges are excluded from segment operating results and therefore not a line item in the segments’ reconciliation to Adjusted EBITDA. Amortization of Acquisition-Related Intangibles, primarily composed of the estimated fair value ascribed at closing of an acquisition to assets such as acquired management contracts, customer backlog and relationships, and trade name, is more notable following the company's increase in acquisition activity in recent years. Such non-cash activity is excluded as the change in period-over-period activity is generally the result of longer-term strategic decisions and therefore not necessarily indicative of core operating results. Gain or Loss on Disposition reflects the gain or loss recognized on the sale of businesses. Given the low frequency of business disposals by the company historically, the gain or loss directly associated with such activity is excluded as it is not considered indicative of core operating performance. In 2022, the $7.5 million net loss in the second quarter included $10.5 million of loss related to the disposition of the Russia business, partially offset by a $3.0 million gain related to a disposition within JLL Technologies. In 2021, $12.0 million of the activity related to a business disposition within JLL Technologies during the first quarter and $0.4 million related to a sold business within Markets during the third quarter. The $4.8M activity in 2020 reflects the net gain recognized on the sale of property management businesses in continental Europe. 123 | © 2022 Jones Lang LaSalle IP, Inc. All rights reserved.